                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 30, 1996
              Date of earliest event reported: September 26, 1996





                         DYNASTY CAPITAL CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Florida                     33-11059-A                  59-2773602
- --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)



  100 Second Avenue South, Suite 1000                                33701
- --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:    (813) 895-4410
                                                       -------------------------

       26 West Dry Creek Circle, Suite 600, Littleton, Colorado 80120
- --------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 1.   CHANGES IN CONTROL OF THE REGISTRANT

         In connection with the acquisition of Visitor Services, Inc., under the Agreement and Plan of Reorganization as set forth in Item 2, below, the former directors and officers of the Registrant resigned their positions. Earnest Mathis resigned as President, Treasurer and a Director; and Gary J. McAdam resigned as Vice President, Secretary and a Director. Robert P. Gordon was appointed as Chairman, Chief Executive Officer, President, and a Director; Paul W. Henry was appointed Secretary, Treasurer and a Director; and Steve McLean was appointed Executive Vice President, Chief Operating Officer and a Director. Mr. Gordon, by virtue of the transaction, became a controlling shareholder of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         AGREEMENT AND PLAN OF REORGANIZATION - DYNASTY CAPITAL CORPORATION ACQUISITION OF VISITOR SERVICES, INC. On September 26, 1996, Registrant executed an Agreement and Plan of Reorganization ("Agreement") with Visitor Services, Inc. ("VSI"), and certain Stockholders of VSI, pursuant to which a minimum of 80% of the issued and outstanding shares of VSI are to be exchanged on a one share for one share basis for shares of restricted stock of the Registrant, after the Registrant effects a 14.4 to 1 reverse stock split of the shares outstanding before the date of the Agreement from 10,801,000 shares down to 750,038 shares (in lieu of any fractional shares created as a result of the reverse stock split, each holder of a fractional share shall be issued one additional whole share). The Closing Date of the Agreement was September 27, 1996, when the Registrant's reverse stock split was effected and certain Stockholders of VSI holding at least 80% of the outstanding shares of VSI executed the Agreement. The exchange offer will now be extended to the remaining shareholders of VSI, who have until November 25, 1996, to accept the offer. The offering is being made in accordance with Rule 506 of Regulation D of the Securities Act of 1933, as amended, or such other appropriate and available exemption(s). By virtue of the reorganization, VSI becomes a subsidiary of the Registrant, and the Registrant will continue to operate through its newly acquired subsidiary.

         Pursuant to the Agreement, on the Closing Date the Registrant's Officers and Directors resigned and designees of VSI were appointed to the vacated positions. See Item 1, Changes in Control of the Registrant.

         VISITOR SERVICES, INC. VSI was formed under the laws of the State of Florida in November 1992 as a destination marketing company providing automated reservations and information services specifically designed to support the special needs of Convention and Visitors Bureaus ("CVB") and major convention/event organizers. VSI's focus is to generate revenue for the client destination's hotels and attractions by converting information/visitor guide calls into actual travel reservations. The traditional "passive" approach to destination marketing involves placing advertisements, taking calls for information/visitor guides and hoping the traveling public will choose to visit a destination. VSI believes the only successful strategy in today's highly competitive tourism industry is to take a "proactive" marketing approach, whereby VSI's destination counselors actively "sell" their destinations during each and every call. VSI provides a "state-of-the-art" reservation system and incentive-motivated destination counselors that are accessible to leisure travelers via destination specific toll-free telephone lines operating 24 hours a day, 365 days a year.

         For major conventions and events, VSI provided complete travel management services for the Convention or Event organizers. Anyone wishing to attend a VSI managed event can call a toll-free number and get registration, air, hotel and car arrangements at any time of the day. VSI currently counts 16 CVB's and 35 major convention/events as its customers.

         SHAREHOLDINGS OF DIRECTORS, OFFICERS AND 5% OR GREATER SHAREHOLDERS. The Following tabulates holdings of Common Shares of the Registrant, giving effect to and as a result of the reorganization with VSI, held by directors, officers and 5% or greater shareholders of the Registrant.

                                                                                 Percent of Class
Beneficial                    Shares Owned             Percent of Class          If All Shareholders of
Owner                         on Closing Date (1)      on Closing Date (2)       VSI Exchange Shares (2)
- ----------                    -------------------      -------------------       -----------------------
Robert P. Gordon and
Elizabeth Gordon (3)             13,406,089                   88.08%                      67.86%


James F. Gordon (4)               1,814,206                   11.92%                       9.18%

(1) All Common Shares held by them are "restricted securities" and as such are subject to limitations on resale. The shares may be resold pursuant to Rule 144 under certain circumstances.

(2) Assumes that there are exactly 750,038 shares of common stock of the Registrant outstanding after effecting a 14.4 to 1 reverse-split, and immediately prior to the issuance of shares as part of the reorganization.

(3) Robert P. and Elizabeth Gordon are husband and wife. Robert P. Gordon individually owns 11,585,472 shares, Elizabeth Gordon individually owns 1,409,857 shares, and they jointly own 48,750 shares. Also included are 362,010 shares owned by Harvest International of America, Inc., which is controlled by Robert P. Gordon.

(4)      James F. Gordon is the brother of Robert P. Gordon.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of VSI are being provided herewith.

         (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.              Description
         -----------              -----------

            2.1 Agreement and Plan of Reorganization between Dynasty Capital Corporation and Visitor Services, Inc., dated September 26, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DYNASTY CAPITAL CORPORATION


                                        By: /s/ Robert P. Gordon
                                            -----------------------------------
                                            Robert P. Gordon, President


Date: September 30, 1996

                            VISITORS SERVICES, INC.


                                  MASTER INDEX


Visitors Services, Inc. Financial Statements                         F2

Dynasty Capital Corporation and Visitors Services, Inc.
  Pro Forma Combined Financial Statements (Unaudited)                F20





                                       F1

                             VISITORS SERVICES, INC.


                              FINANCIAL STATEMENTS


                           June 30, 1996 (unaudited)
                           June 30, 1995 (unaudited)
                               September 30, 1995
                               September 30, 1994





                                       F2

                                    Contents

                                                                   Pages
                                                                   -----
Report of Independent Accountants                                   F4

Financial Statements:

   Balance Sheet                                                    F5

   Statements of Operations                                         F6

   Statements of Cash Flows                                         F7

   Statement of Changes in Stockholders' Equity (Deficit)           F8

   Notes to Financial Statements                                    F9





                                       F3

                      REPORT OF INDEPENDENT ACCOUNTANTS




To the Stockholders of
Visitors Services, Inc.


We have audited the accompanying balance sheet of Visitors Services, Inc. as of September 30, 1995, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended September 30, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Visitors Services, Inc. as of September 30, 1995, and the results of its operations, its changes in stockholders' equity and its cash flows for the years ended September 30, 1995 and 1994 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the accompanying financial statements, the Company has suffered recurring losses from operations. This condition raises substantial doubt about the ability of the Company to continue as a going concern, however, as discussed in Note 7, certain stockholders have continued to provide working capital for the Company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Joseph F. Morgan

Joseph F. Morgan
Certified Public Accountant
P.O.Box 489
400 North Main Street
Manahawkin, NJ 08050

January 24, 1996





                                       F4

                            Visitors Services, Inc.
                                 Balance Sheets

                                     ASSETS

                                                                                              September 30,
                                                                    June 30, 1996                 1995
                                                                    -------------             ------------
                                                                     (Unaudited)
Current assets:
   Cash                                                             $           -             $    155,744
   Cash, restricted (Note 2)                                               31,683
   Accounts receivable, net of allowance for
     doubtful accounts of $22,670                                         114,085                   89,102
   Other Current Assets                                                    30,876                    3,425
                                                                    -------------             ------------

          Total current assets                                            176,644                  248,271

Investment in related party (Note 6)                                      357,052                  357,052
Equipment, net of accumulated depreciation of
   $140,873 at June 30, 1996 and $84,364 at
   September 30, 1995 (Note 5)                                            730,646                  526,809
                                                                    -------------             ------------

     Total assets                                                   $   1,264,342             $  1,132,132
                                                                    =============             ============

                                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable and accrued expenses                            $     543,226             $    161,416
   Loans payable, stockholders (Note 7)                                   854,612                  461,574
   Outstanding checks in excess of amounts
     reported by bank                                                      86,256                        -
   Accrued payroll and taxes                                               51,278                   30,033
   Capital leases payable, current portion (Note 4)                        56,670                   67,213
                                                                    -------------             ------------

          Total current liabilities                                     1,592,042                  720,236

Capital leases payable, net of current portion
   (Note 4)                                                                67,260                   92,231
                                                                    -------------             ------------

          Total liabilities                                             1,659,302                  812,467
                                                                    -------------             ------------

Commitments and Contingencies (Notes 3, 4, 7 and 8)                             -                        -

Stockholders' equity (deficit):
   Common stock, $.0001 par value,
     30,000,000 shares authorized,
     16,993,666 shares issued and outstanding at
     June 30, 1996 and 15,507,944 shares issued
     and outstanding at September 30, 1995                                  1,699                    1,551
   Additional paid-in capital                                           4,062,198                2,320,739
   Accumulated (deficit)                                               (4,458,857)              (2,002,625)
                                                                    -------------             ------------

     Total stockholders' equity (deficit)                                (394,960)                 319,665
                                                                    -------------             ------------
     Total liabilities and stockholders' equity (deficit)           $   1,264,342             $  1,132,132
                                                                    =============             ============



    The accompanying notes are an integral part of the Financial Statements.





                                       F5

                            Visitors Services, Inc.
                            Statements of Operations



                                                           Nine months
                                                          ended June 30,                  Year ended September 30,
                                                       1996           1995                 1995             1994
                                                   ------------   ------------          -----------     ------------
                                                    (Unaudited)    (Unaudited)
Total Revenues                                     $    401,740   $    248,897          $   341,572     $    180,671
                                                   ------------   ------------          -----------     ------------

Operating Expenses:

     Salaries                                         1,210,927        484,122              665,464          285,628
     Payroll taxes                                      174,187         42,368               74,735           26,517
     Insurance                                           76,767         41,506               61,340           26,096
     Contract services                                  269,815         80,741              170,322          113,159
     Rent                                                74,568         37,654               56,550           52,771
     Utilities                                            3,825          8,221               12,346            5,455
     Telephone                                          357,098         44,652               72,921           83,390
     Repairs and maintenance                              8,770          4,769                5,177              986
     Office supplies and expense                         31,006         22,661               35,943           15,510
     Computer repairs and supplies                       11,754            846                2,959              754
     Postage and delivery                                17,793          5,312                9,164            1,870
     Equipment rental                                    13,813          3,415                6,689            1,165
     Legal and accounting                                39,288         35,593              104,527           13,408
     Travel and entertainment                           214,233         54,793              148,784           30,037
     Licenses, fees and permits                           5,956         18,350               25,189           24,717
     Advertising and promotion                           62,624         26,588               55,591            8,040
     Depreciation                                       189,874         17,481               66,855           16,337
     Other expenses                                      51,380         22,834               68,309           11,087
                                                   ------------   ------------          -----------     ------------

     Total operating expenses                         2,813,678        951,906            1,642,865          716,927
                                                   ------------   ------------          -----------     ------------

Net (loss) from operations                           (2,411,938)      (703,009)          (1,301,293)        (536,256)

Other (expenses):
     Interest (expense)                                 (44,294)             -                    -          (23,108)
                                                   ------------   ------------          -----------     ------------

Net (loss)                                         $ (2,456,232)  $   (703,009)         $(1,301,293)    $   (559,364)
                                                   ============   ============          ===========     ============

Net (loss) per share                               $       (.16)  $       (.05)         $      (.09)    $       (.06)
                                                   ============   ============          ===========     ============

Weighted Average Shares Outstanding                  15,836,465     13,611,450           13,801,450        9,405,036
                                                   ============   ============          ===========     ============





    The accompanying notes are an integral part of the Financial Statements.





                                       F6

                            Visitors Services, Inc.
                            Statements of Cash Flows


                                                             Nine months
                                                            ended June 30,             Year ended September 30,
                                                         1996            1995            1995             1994
                                                     ------------     -----------    ------------     ------------
                                                     (Unaudited)      (Unaudited)
Cash flows from operating activities:

    Net (loss)                                       $ (2,456,232)    $  (703,007)   $ (1,301,293)    $   (559,364)
    Adjustments to reconcile net (loss) to
      net cash (used in) operating activities:
          (Increase) in investment in related party             -        (357,052)       (357,052)               -
          (Increase) in accounts receivable               (24,983)        (46,408)        (72,136)         (16,966)
          (Increase) decrease in other receivables              -         431,762         431,762         (431,762)
          (Increase) decrease in other assets             (59,134)         (5,130)          6,405           (1,572)
          Depreciation expense                            189,874          17,481          66,885           16,337
          Increase (decrease) in accounts payable         468,066         339,406         145,731           (9,063)
          Increase (decrease) in accrued payroll
           and taxes                                       21,245          (1,627)        (25,266)          37,604
          Increase (decrease) in accrued interest          33,503          (5,327)         (5,327)           5,327
          Repayment of loans payable                            -         (96,000)        (96,000)        (102,100)
          Stock issued for services                        60,000               -               -                -
                                                     ------------     -----------    ------------     ------------

                 Net cash (used in)
                  operating activities                 (1,767,661)       (425,902)     (1,206,291)      (1,061,559)
                                                     ------------     -----------    ------------     ------------
Cash flows from investing activities:
    (Acquisition) of equipment                           (393,616)       (258,671)       (510,451)         (52,466)
                                                     ------------     -----------    ------------     ------------

                 Net cash (used in)
                  investing activities                   (393,616)       (258,671)       (510,451)         (52,466)
                                                     ------------      ----------    ------------     ------------

Cash flows from financing activities:
    Proceeds from (repayment of)
     leases payable                                       (35,514)              -         159,444                -
    Cash proceeds from related party                      359,535         321,325         461,574                -
    Issuance of common stock                            1,681,512         472,000       1,250,000        1,062,290
    Proceeds from sale of convertible notes                     -               -               -           46,000
                                                     ------------     -----------    ------------     ------------

                 Net cash provided by
                  financing activities                  2,005,533         793,325       1,871,018        1,108,290
                                                     ------------     -----------    ------------     ------------

Increase (decrease) in cash                              (155,744)        108,752         154,276           (5,735)
Cash, beginning of period                                 155,744           1,468           1,468            7,203
                                                     ------------     -----------    ------------     ------------

Cash, end of period                                  $          -     $   110,220    $    155,744     $      1,468
                                                     ============     ===========    ============     ============

Interest paid                                        $     10,791     $         -    $          -     $      5,442
                                                     ============     ===========    ============     ============

Income taxes paid                                    $          -     $         -    $          -     $          -
                                                     ============     ===========    ============     ============


    The accompanying notes are an integral part of the Financial Statements.





                                       F7

                            Visitors Services, Inc.
             Statement of Changes in Stockholders' Equity (Deficit)

           From September 30, 1993 through June 30, 1996 (Unaudited)



                                                                            Additional
                                                  Common Stock                Paid-in       Accumulated
                                            Shares             Amount         Capital         Deficit           Total
                                          ----------          --------      -----------     -----------      -----------
Balance, Sept. 30, 1993                    8,520,000          $    852      $     9,148     $  (141,968)     $  (131,968)

Issuance of common stock                   5,656,694               566        1,061,724                        1,062,290

Net (loss)                                         -                 -                -        (559,364)        (559,364)
                                          ----------          --------      -----------     -----------      -----------

Balance, Sept. 30, 1994                   14,176,694             1,418        1,070,872        (701,332)         370,958

Issuance of common stock                   1,331,250               133        1,249,867               -        1,250,000

Net (loss)                                         -                 -                -      (1,301,293)      (1,301,293)
                                          ----------          --------      -----------     -----------      -----------

Balance, Sept. 30, 1995                   15,507,944             1,551        2,320,739      (2,002,625)         319,665

Issuance of common stock                   1,485,722               148        1,741,459               -        1,741,607

Net (loss) (Unaudited)                             -                 -                -      (2,456,232)      (2,456,232)
                                          ----------          --------      -----------     -----------      -----------

Balance, June 30, 1996
 (Unaudited)                              16,993,666          $  1,699      $ 4,062,198     $(4,458,857)      $ (394,960)
                                          ==========          ========      ===========     ===========       ==========





    The accompanying notes are an integral part of the Financial Statements.





                                       F8

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994



(1)      Organization and Operations:

         Visitors Services, Inc. (Company) was formed under the laws of the State of Florida in November 1992 to provide automated reservations and information services specifically designed to support the special needs of convention and visitors bureaus.

(2)      Summary of Significant Accounting Policies

         (a)      Concentration of Credit Risk

                  Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivable. The Company grants credit to various business and entities, in the U.S.A. The Company does not require collateral for its accounts receivable. The Company maintains its cash balance in one financial institution located in Florida. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At September 30, 1995, the Company's uninsured cash balances total $55,744.

         (b)      Income Tax

                  The Company has net operating loss carryovers totaling approximately $4,459,000 at June 30, 1996 and $2,003,000 at
                  September 30, 1995 which expire in various years through 2011. The Company has deferred tax assets of approximately $1,115,000 at June 30, 1996 and $501,000 at September 30, 1995
                  related to loss carryovers but due to the uncertainty of the Company's ability to utilize these carryovers, valuation allowances of the total $1,115,000 and $501,000 have been provided. Therefore, as of June 30, 1996 the Company's financial statements do not include any provision for deferred tax assets. A change in ownership of more than 50% of the Company could reduce or eliminate the Company's ability to utilize these loss carryovers.





                                       F9

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(2)      Summary of Significant Accounting Policies, Continued

         (c) Equipment - Equipment is carried at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets ranging from 3 to 5 years.

         (d)      Per Share Information

                  The per share information is computed based upon the weighted average shares outstanding.

         (e) Use of Estimates in the Preparation of Financial Statements Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Significant assumptions in the accompanying financial statements relate to the Company's ability to continue as a going concern as described in note 3 and estimated useful lives of equipment as disclosed in note 2(c). The ultimate resolution of the reasonableness of the related assumptions cannot presently be determined. Actual results could differ from the Company's estimates.

         (f)      Bad Debts

                  An allowance for uncollectible accounts has been provided based on the Company's past collection history.

         (g)      Advertising and Promotion Costs

                  Advertising and promotion costs are expensed as incurred.





                                      F10

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(2)      Summary of Significant Accounting Policies, Continued

         (h)      Geographic Area of Operations

                  The Company provides services to customers in the U.S.A. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area. Since the Company's business is principally in one area and in one industry, this concentration of operations results in an associated risk and uncertainty.

         (i)      Unaudited Financial Statements

                  The balance sheet as of June 30, 1996, the statements of operations and the statements of cash flows for the nine month periods ended June 30, 1996 and 1995, and the statement of changes in stockholders' equity (deficit) for the nine month period ended June 30, 1996 have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, cash flows and changes in stockholders' equity (deficit) as June 30, 1996 and for all periods presented, have been made.

         (j)      Stock Split

                  Effective January 16, 1996 the Company effected a 1.065 to 1 forward stock split. All shares and per share amounts referred to have been adjusted retroactively.

         (k)      Restricted Cash

                  Included in cash on June 30, 1996 is $31,683 being held in a separate bank account for the benefit of a customer.





                                      F11

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(3)      Basis of Presentation - Going Concern

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained recurring operating losses since its inception. Management is attempting to raise additional capital and has, subsequent to June 30, 1996, converted certain loans from related parties to equity.

         In view of these matters, realization of certain assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations. Management believes that its ability to raise additional capital provides the opportunity for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(4)      Lease Commitments

         The Company entered into an operating lease agreement for its office facilities beginning in September, 1995 for a term of seven years.

         Minimum future rental payments under operating leases with terms greater than one year are summarized as follows:

           Three months ending September 30, 1996       $  55,863
           Year ending September 30
                    1997                                $ 231,728
                    1998                                $ 240,004
                    1999                                $ 248,280
                    2000                                $ 256,556
                    2001                                $ 264,832
                    2002                                $ 273,108





                                      F12

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(4)      Lease Commitments, Continued

         The Company entered into a capital finance lease agreement covering its telephone equipment. Under the terms of the agreement which commenced in September, 1995 the Company is making aggregate lease payments over a three year period of $185,196, which includes deferred interest of approximately $27,000. The Company made a down payment of approximately $82,000 at the beginning of the lease period. At the end of the lease period, the equipment will be owned by the Company for a nominal charge of $1.00. The Company has accounted for this transaction as a capital lease. At June 30, 1996 the Company's financial statements included equipment leased through capital leases in the amount of approximately $240,000 with accumulated depreciation of approximately $37,000.

         Total future minimum lease payments under this capital lease are summarized as follows:

           Three months ending September 30, 1996       $ 15,435
           Year ending September 30,
                    1997                                  61,740
                    1998                                  61,740
                                                        --------
                             Total                       138,915

           Amount representing interest                  (14,985)
                                                        --------

           Net after interest reduction                  123,930

           Current portion                               (56,670)
                                                        --------

           Non current portion                          $ 67,260
                                                        ========





                                      F13

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(5)      Equipment

         The Company's equipment is summarized as follows:

                                            June 30,        September 30,
                                              1996              1995
                                           -----------      -------------
                                           (Unaudited)
            Furniture and fixtures         $  315,459         $  13,117
            Telephone equipment               292,932           305,675
            Computer equipment                263,128           192,380
                                           ----------         ---------

                                              871,519           611,172
            Accumulated depreciation         (140,873)          (84,364)
                                           ----------         ---------
                                           $  730,646         $ 526,808
                                           ==========         =========


(6)      Investment in Related Party

         The Company is the record owner of 714,104 restricted shares of Phoenix Information Systems Corp. (Phoenix), a related party. These shares represent less than 2% of the issued and outstanding common stock of Phoenix. The Company's controlling stockholders are affiliated with Phoenix, a publicly held company based in St. Petersburg, Florida. As further discussed in Note 7, the Company received these shares in conjunction with the settlement of obligations from the related entity. The closing market price for free trading shares of Phoenix was $1.625 on September 23, 1996 with a volume of 120,300 shares traded on that day. These shares are restricted under Rule 144 and do not become saleable until December 3, 1996. The sale of these shares is further restricted due to the related party relationship. The shares are carried at a cost of $357,952 rather than market due to these restrictions.





                                      F14

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(7)      Related Party Transactions

         The Company subleased office space from Phoenix from July, 1993 through November, 1995. The Company paid Phoenix $1,500 per month from July, 1993 through December, 1993 and paid Phoenix $4,400 per month from January, 1994 through November, 1995. The Company then entered into a lease for office space effective in November, 1995 with an unrelated party as described in note 4 above.

         Phoenix has a hotel reservation system, known as Phoenix Hotel, which forms the basis for the Company's software that it uses to serve its customers. In July, 1993 and later updated in January, 1995, the Company entered into a software license and maintenance agreement with Phoenix, whereby the Company has the right to use the Phoenix Hotel software to support the booking and information needs of its customers. Under the terms of the agreement, the Company pays Phoenix a monthly licensing fee of $2000 and 50% of this fee credits toward a fully paid license fee of $100,000. After these credits total $100,000, the Company will receive a fully paid and non-assessable license to the software. At any time, the Company may achieve a fully paid status by paying the difference between $100,000 and the credits applied. As of June 30, 1996 the difference was approximately $76,000. Phoenix has agreed to maintain the system and has agreed to make available a copy of any upgrade of the system to the Company. All license fees paid by the Company to Phoenix have been expensed in the accompanying financial statements.

         On July 14, 1993, two officers of the Company each purchased subscriptions for 426,000 shares of common stock for $.0001 per share. The subscription agreements state that the subscribed stock is to be earned evenly over a 36 month period and the officers rights to the shares would be forfeited if the officers cease to provide services to the Company during that 36 month period. In addition, at the same time subscriptions to 117,150 shares of common stock were also issued to outside parties for $.0001 per share. Since shares were issued to outside parties for the same price per share, no compensation expense was recorded in this transaction





                                      F15

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(7)      Related Party Transactions, Continued

         Various related parties have made loans to the Company which are repayable to them on demand. These loans have been used to pay for general operating expenses of the Company as well as loans to related parties as described below. During the year ended September 30, 1994 loans of $1,062,290 were converted at the rate of approximately $.19 per share into 5,656,694 shares of the Company's common stock.

         In November 1994, Phoenix's Board of Directors approved converting certain of Phoenix's existing debt owed to the Company into Phoenix common stock. The Board of Directors authorized the conversion of $557,052 of principal amount of non-interest bearing loans due the Company into 1,114,104 shares of the common stock of Phoenix from the authorized but unissued stock of Phoenix. Between December 15, 1994 and January 24, 1995, a Company shareholder made loans to the Company of approximately $212,000 for expansion and operating capital. On January 24, 1995, the Company's Board approved the exchange of 400,000 shares of Phoenix stock owned by the Company with the shareholder for forgiving $200,000 of the indebtedness.

         Between January 26, 1995 and June 26, 1995, the Company raised $1,200,000 through a confidential private placement memorandum dated January 26, 1995. The Company successfully raised the maximum amount of $1,200,000 at the price of $25,000 per Unit, each Unit consisting of 26,625 shares of the Company at approximately $.94 per share. A total of 1,278,000 shares were issued as a result of this offering.

         Between January, 1995 and September 30, 1995, stockholders of the Company made demand loans to the Company totaling $461,574 for expansion and operating capital. In addition, subsequent to September 30, 1995, stockholders continued to advance funds to the Company. During December, 1995 the stockholders converted $750,000 into 798,750 shares of the common stock of the Company.





                                      F16

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(7)      Related Party Transactions (continued)

         As of June 30, 1996 loans payable to stockholders totaled $854,612 including accrued interest of $33,503. The loans from stockholders were non-interest bearing through September 30, 1995 but accrued interest at 11% per annum effective October 1, 1995. The loans are payable on demand and are uncollateralized. See note 8 for a description of subsequent events including the proposal to exchange this debt for common stock of the Company.

         The Company has an aggregate of 2,931,610 options outstanding to various employees, officers and related parties at purchase prices ranging from $.94 to $1.50 per share. While some of these options are fully vested, the majority of options vest over periods of up to three years. These options expire at various dates through 2001. The Company also agreed to issue 230,040 shares of restricted common stock to a Board member. These shares are for services being rendered as a Director to the Company and vest over three years. As of June 30, 1996 63,900 of these shares have been earned and recorded as stock issued for services in the amount of $60,000. The above referenced securities are restricted securities under the Securities Act of 1933, as amended.

(8)      Subsequent Events

         The Company has signed a letter of intent with Dynasty Capital Corporation (Dynasty) regarding a business combination arrangement. According to the terms, the Company's stockholders would exchange their shares of the Company for common stock of Dynasty. The current stockholders of the Company would control Dynasty after the exchange and therefore the transaction would be accounted for as a reverse acquisition. The consummation of the transaction is contingent upon various matters including the following:

         (a) The related party debt payable of the Company being converted in the Company's common stock at $.75 per share.





                                      F17

                            VISITORS SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
             June 30, 1996 (Unaudited), June 30, 1995 (Unaudited),
                   September 30, 1995 and September 30, 1994


(8)      Subsequent Events, Continued

         (b) Approximately 1,750,000 shares of Dynasty's common stock being issued for gross proceeds of approximately $1,312,500 through a private placement.

         (c) A Form S-8 registration statement to be filed, registering 2,500,000 shares of Dynasty's common stock directly or pursuant to options issued under a formal stock option plan.

         (d) At least 80% of the outstanding shares of stock of the Company being exchanged for Dynasty common stock.

         (e) Dynasty reverse splitting its stock so that at closing, there would be no more than 750,000 shares outstanding, prior to the closing, excluding the shares to be issued as described above.





                                      F18

                          DYNASTY CAPITAL CORPORATION
                                      AND
                            VISITORS SERVICES, INC.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)





                                      F19

                                    Contents




         Pro Forma Combined Balanced Sheet                         F21

         Pro Forma Combined Statements of Operations:

              Nine Months Ended June 30, 1996                      F22

              Year Ended September 30, 1995                        F23

         Notes to Pro Forma Combined Financial Statements          F24





                                      F20

                      DYNASTY CAPITAL CORPORATION(DYNASTY)
                       VISITORS SERVICES, INC. (VISITORS)

                        PRO FORMA COMBINED BALANCE SHEET
                                  (Unaudited)

                                     Assets

                                                DYNASTY       VISITORS         Pro Forma       Pro Forma
                                            June 30, 1996  June 30, 1996      Adjustments      Combined
                                            -------------  -------------    --------------   ------------
Current Assets:
         Cash                                 $     302    $          -     $(3) 1,312,500   $  1,312,802
         Cash, restricted                             -          31,683                            31,683
         Accounts receivable                          -         114,085                           114,085
         Other                                        -          30,876                            30,876
                                              ---------    ------------                      ------------
                 Total Current Assets               302         176,644                         1,489,446

 Investment in related party                          -         357,052                           357,052
         Equipment, net of                            -         730,646                           730,646
                                              ---------    ------------                      ------------

Total Assets                                  $     302    $  1,264,342                      $  2,577,144
                                              =========    ============                      ============

                                          LIABILITIES AND STOCKHOLDERS' (EQUITY)

Current liabilities:
         Accounts payable and accrued
          expenses                            $       -    $    594,504     $                $    594,504
         Leases payable, current portion              -          56,670                            56,670
         Advances from, related party
          stockholders                                -         854,612      (2)  (854,612)             -
         Outstanding checks in excess of
          balance reported by bank                    -          86,256                            86,256
                                              ---------    ------------                      ------------
                 Total Current Liabilities                    1,592,042                           737,430
         Lease payable, net of current
          portion                                     -          67,260                            67,260
                                              ---------    ------------                      ------------

                 Total Liabilities                    -       1,659,302                           804,690
                                              ---------    ------------                      ------------

Stockholders' Equity (Deficit):
         Common Stock                             1,080           1,699      (4)     (1005)
                                                                             (1)      1701
                                                                             (1)     (1699)
                                                                             (3)       175          1,951

         Additional paid-in capital              53,245       4,062,198      (4)     1,005
                                                                             (3) 1,312,325
                                                                             (2)   854,612
                                                                             (1)   (53,025)     6,230,360

         Accumulated (deficit)                  (54,023)     (4,458,857)     (1)    54,023     (4,458,857)
                                              ---------    ------------                      ------------
                 Total Stockholders' Equity
                  (Deficit)                         302        (394,960)                        1,772,454
                                              ---------    ------------                      ------------

Total Liabilities and Stockholders' Equity
 (Deficit)                                    $     302    $  1,264,342                      $  2,577,144
                                              =========    ============                      ============

    The accompanying notes are an integral part of the financial statements.





                                      F21

                     DYNASTY CAPITAL CORPORATION (DYNASTY)
                       VISITORS SERVICES, INC. (VISITORS)

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (Unaudited)


                                              DYNASTY           VISITORS
                                        Nine Months Ended   Nine Months Ended       Pro Forma        Pro Forma
                                          June 30, 1996       June 30, 1996        Adjustments       Combined
                                        -----------------   -----------------     -------------   --------------
REVENUE:
   Sales                                  $           -       $      401,740      $               $      401,740
                                          -------------       --------------                      --------------
OPERATING EXPENSES:
   Salaries                                           -            1,210,927                           1,210,927
   Depreciation                                       -              189,874                             189,874
   Rent                                               -               74,568                              74,568
   Other operating expenses                        4929            1,338,309                           1,343,238
                                          -------------       --------------                      --------------
      Total Operating Expenses                     4929            2,813,678                           2,818,607
                                          -------------       --------------                      --------------

Net operating (Loss)                              (4929)          (2,411,938)                         (2,416,867)

Interest (Expense)                                    -              (44,294)      (5)  33,503           (10,791)
                                          -------------       --------------                      --------------

Net (Loss)                                $       (4929)      $   (2,456,232)                     $   (2,427,658)
                                          =============       ==============                      ==============

Net (Loss) per Common Share                                                                       $         (.12)
                                                                                                  ==============

Total Number of Common Shares Outstanding (A)                                                         19,506,694
                                                                                                  ==============




         Note A - Assumes issuance of 17,006,694 shares for the acquisition of Visitors and the issuance of 1,750,000 shares of Dynasty in a private placement plus 750,000 shares (after giving effect to reverse splitting its stock from 10,801,000 shares) shares of Dynasty outstanding as of June 30, 1996.



    The accompanying notes are an integral part of the financial statements.





                                      F22

                     DYNASTY CAPITAL CORPORATION (DYNASTY)
                       VISITORS SERVICES, INC. (VISITORS)

                       PRO FORMA STATEMENT OF OPERATIONS
                                  (Unaudited)


                                            DYNASTY              VISITORS
                                       Nine Months Ended     Nine Months Ended
                                         September 30,         September 30,      Pro Forma         Pro Forma
                                             1995                 1995           Adjustments        Combined
                                          -----------          ------------      -----------      ------------
REVENUE:
  Sales                                   $         -          $    341,572                       $    341,572
                                          -----------          ------------                       ------------
OPERATING EXPENSES:
  Salaries                                          -               665,464                            665,464
  Depreciation                                                       66,855                             66,855
  Rent                                              -                56,550                             56,550
  Other operating expenses                       4960               853,996                            858,966
                                          -----------          ------------                       ------------
     Total Operating Expenses                    4960             1,642,865                         1,647,835
                                          -----------          ------------                       ------------

Net operating (Loss)                            (4960)           (1,301,293)                        (1,306,253)

Interest (Expense)                                  -                     -                                  -
                                          -----------          ------------                       ------------

Net (Loss)                                $     (4960)         $ (1,301,293)                      $ (1,306,253)
                                          ============         ============                       ============

Net (Loss) per Common Share                                                                       $       (.07)
                                                                                                  ============

Total Number of Common Shares Outstanding (A)                                                       19,506,694
                                                                                                  ============




         Note A - Assumes issuance of 17,006,694 shares for acquisition of Visitors and the issuance of 1,750,000 shares of Dynasty in a private
         placement plus 750,000 shares      (after giving effect to reverse
         splitting its stock from 10,801,000 shares) of Dynasty outstanding as of September 30, 1995.



    The accompanying notes are an integral part of the financial statements.





                                      F23

                     DYNASTY CAPITAL CORPORATION (DYNASTY)
                       VISITORS SERVICES, INC. (VISITORS)

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (Unaudited)


(1)      General

         During September, 1996 Dynasty entered into a business combination agreement with Visitors whereby according to the terms of the agreement, Visitors became a subsidiary of Dynasty. See note 8 to the financial statements of Visitors for a description of the transaction and related contingencies.

(2)      Pro Forma Information

         The pro forma gives effect to the reverse acquisition of Dynasty by Visitors effective in September 1996 and to the conversion of certain related party debt to common stock of Visitors and to the issuance of additional common stock of Dynasty in a private placement.

(2)      Pro Forma Adjustments

         (1) This entry records the effect to the issuance of 17,006,694 shares of Dynasty common stock for one hundred percent of the outstanding common stock of Visitors, assuming that 100% of Visitors stockholders exchange their stock for Dynasty stock.

         (2) This entry records the effect of the conversion of certain related party debt to equity of Visitors. The related party debt was $854,612 at June 30, 1996. The debt to be converted at the closing date will be $1,500,000. The difference was loaned to Visitors to cover operating losses and working capital subsequent to June 30, 1996.

         (3) This entry records the effect of the issuance of 1,750,000 additional shares common stock of Dynasty in a private placement for $1,312,500.

         (4) Dynasty reverse splitting its stock from 10,801,000 to 750,000 shares outstanding prior to closing.

         (5) Elimination of interest expense on related party debt conversion.





                                      F24

                                 EXHIBIT INDEX




         Exhibit No.              Description
         -----------              -----------
           2.1                    Agreement and Plan of Reorganization between
                                  Dynasty Capital Corporation and Visitor
                                  Services, Inc., dated September 26, 1996.